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                                                                 EXHIBIT 10.26.5


                                AMENDMENT NO. 3

                                     TO THE

                       LORAL SPACE & COMMUNICATIONS LTD.

                             2000 STOCK OPTION PLAN

     This Amendment No. 3 (the "Amendment") to the Loral Space & Communications Ltd. 2000 Stock Option Plan (the "Plan") is made effective as of this 25th day of September, 2001.

     Pursuant to resolutions of the Board of Directors of Loral Space & Communications Ltd. (the "Company") dated September 25, 2001, the Plan is hereby amended as follows:

          1. Section 3(a) of the Plan is hereby amended by increasing to 37,000,000 the number of shares of the Company's Common Stock, par value $0.01 per share, reserved for issuance under the Plan.

     Except as expressly provided herein, the terms and conditions of the Plan shall remain unchanged.

                                          LORAL SPACE & COMMUNICATIONS LTD.


                                          By: /s/ AVI KATZ

                                            ------------------------------------

                                              Name: Avi Katz


                                              Title:   Vice President and
                                              Secretary